ROSENBLU.STK



      SMITH BARNEY PREMIUM TOTAL RETURN FUND (the "Fund")



             Supplement dated September 15, 1995 to
               Prospectus dated November 7, 1994


      The  first  paragraph  of the section  entitled  "Portfolio
Management - Management of the Trust and the Fund" on page 47 of the Fund's Prospectus is amended to read as follows:

      "Harry  Rosenbluth,  a Principal of Boston  Partners  Asset
Management, L.P., has served as Portfolio Manager to the Fund since August 16, 1995 and manages the day-to-day operations of the Fund, including making all investment decisions."



Supplement dated September 15, 1995



FD09----